                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

       -------------------------------------------------------------------



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 14, 1996
                                                           ------------

                             APPLIED MATERIALS, INC.
                             -----------------------

             (Exact name of registrant as specified in its charter)

         Delaware                   0-6920                        94-1655526
- --------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)          (IRS employer
of Incorporation)                                                 identification
                                                                  number)

3050 Bowers Avenue, Santa Clara, California                           95054-3299
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code                (408) 727-5555
                                                                  --------------


                                  Inapplicable
- --------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On May 14, 1996, the Company issued a press release announcing its results of operations for the three and six month periods, ended on April 28, 1996, of fiscal year 1996. A copy of the financial statements attached to the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number        Exhibit

                        99.1 Financial Statements attached to Press Release, dated May 14, 1996, of Applied Materials, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 14, 1996




                                               APPLIED MATERIALS, INC.
                                                      (Registrant)

                                               By:    \s\ Gerald F. Taylor
                                                      --------------------
                                                      Gerald F. Taylor
                                                      Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit Number                    Exhibit

      99.1 Financial Statements attached to Press Release, dated May 14, 1996, of Applied Materials, Inc.